UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2004

GENITOPE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50425 (Commission File Number)	77-0436313 (I.R.S. Employer Identification No.)

525 Penobscot Drive
Redwood City, California 94063
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 482-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

     On December 23, 2004, Genitope Corporation (“Genitope”) sold 4,250,000 shares of newly issued common stock at a price of $14.25 per share to selected institutional and accredited investors, resulting aggregate gross proceeds of $60,562,500. The Company will pay a placement fee of $3,135,000 to W.R. Hambrecht + Co., LLC. The securities were sold pursuant to Rule 506 of the Securities Act and thus were exempt from the registration requirements of the Securities Act of 1933, as amended.

     A press release announcing the closing of the transaction is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Description

Exhibit 99.1	Press Release entitled “Genitope Corporation Announces Closing of $60 Million Private Placement of Common Stock,” dated December 27, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: December 27, 2004	By:	/s/ John Vuko
John Vuko
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit 99.1	Press Release entitled “Genitope Corporation Announces Closing of $60 Million Private Placement of Common Stock,” dated December 27, 2004.